CREDIT

| FIRST

CSFB 2002-AR28

October 7, 2002

SUISSE

| BOSTON

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28

$[550,000,000]

(Approximate)

Expected Investor Settlement Date:  October 31, 2002

DLJ Mortgage Capital, Inc.

Seller

Bank of America, NA

Washington Mutual Mortgage Securities Corp.

Sellers and Servicers

Fairbanks Capital Corp.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston Corporation

Underwriter

Credit Suisse First Boston

CREDIT

| FIRST

CSFB 2002-AR28

October 7, 2002

SUISSE

| BOSTON

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,

AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston Corporation.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is Revised and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

CREDIT

| FIRST

CSFB 2002-AR28

October 7, 2002

SUISSE

| BOSTON

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Exp’d Rating(1)	Original Balance (+/-5%)	Initial Coupon	Appx. Price	Avg. Life(2)	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin(3)	W.A. MTR
I-A-1	Senior / WAC	AAA/Aaa	$141,700,000	4.955%(4)	$101-27	1.88	166	Swaps	25	1.85	34
AR	Senior / Residual	AAA/NR	$100	4.955% (5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior / WAC	AAA/Aaa	$238,700,000	5.550%(6)	$102-11	2.54	200	Swaps	25	1.84	59
III-A-1	Senior / WAC	AAA/Aaa	$66,300,000	5.413%(7)	$101-26	2.84	203	Swaps	25	1.93	83
IV-A-1	Senior / Floater	AAA/Aaa	TBD	[ ]%(8)	100-00	TBD	TBD	1 MO LIB	25	N/A	N/A
C-B-1	Subordinate / WAC	AA/Aa2	$9,700,000	5.341%(9)	TBD	3.88	220	Treas.Curve	25	1.86	54
C-B-2	Subordinate / WAC	A/A2	$3,400,000	5.341%(9)	TBD	3.88	245	Treas.Curve	25	1.86	54
C-B-3	Subordinate / WAC	BBB/Baa2	$4,750,000	5.341%(9)	TBD	3.88	279	Treas.Curve	25	1.86	54
IV-M-1	Subordinate / Floater	AA/Aa2	TBD	[ ]%(10)	100-00	TBD	TBD	1 MO LIB	25	N/A	N/A
IV-M-2	Subordinate / Floater	A/A2	TBD	[ ]%(11)	100-00	TBD	TBD	1 MO LIB	25	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

_______________________

(1)

The Group I, Group II, Group III and Group IV Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service.  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) are expected to be rated only by [     ].  Neither the Class C-B-6 nor the Class IV-X Certificates will be rated.

(2)

The weighted average life to respective weighted average reset dates is shown with respect to Group I, Group II, Group III, and Group C-B Certificates.  The weighted average life to optional termination is shown with respect to Group IV Certificates.

(3)

Based on weighted average information on the assumed collateral as of the Cut-off Date.

(4)

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.975]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(5)

The initial pass-through rate on the Class AR Certificates is expected to be approximately [4.975]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(6)

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [5.570]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(7)

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [      ]% per annum.   After the first distribution date, the per annum pass-through rate on the Class III-A-1 will equal the weighted average of the net interest rates on the group III mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(8)

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [     ]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [  ]% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans, the Class IV-A-1 certificate margin will increase to [   ]%.

(9)

The initial pass-through rate on the Class C-B Certificates is expected to be approximately [5.361]% per annum.  After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group I, group II and group III mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(10)

The initial pass-through rate on the Group IV-M-1 Certificates is expected to be approximately [     ]%.  After the first distribution date, the per annum pass-through rate on the Class IV-M-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [   ]% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans the Class IV-M-1 certificate margin will increase to [   ]%.

(11)

The initial pass-through rate on the Group IV-M-2 Certificates is expected to be approximately [     ]%.  After the first distribution date, the per annum pass-through rate on the Class IV-M-1   Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [   ]% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans the Class IV-M-1 certificate margin will increase to [   ]%.

CREDIT

| FIRST

CSFB 2002-AR28

October 7, 2002

SUISSE

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating(1)	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin(2)	W.A. MTR
C-B-4	Subordinate / WAC	BB/NR	$2,500,000	5.361%(3)	TBD	5.81	TBD	Treas.Curve	25	1.88	54
C-B-5	Subordinate / WAC	B/NR	$1,500,000	5.361%(3)	TBD	5.81	TBD	Treas.Curve	25	1.88	54
C-B-6	Subordinate / WAC	NR/NR	$1,250,000	5.361%(3)	TBD	5.81	N/A	N/A	25	1.88	54
IV-X	OC / Excess Interest	NR/NR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

_______________________

(1)

The Group C-B Certificates (other than the Class C-B-6 Certificates) are expected to be rated only by [     ]. Neither the Class C-B-6 Certificates nor the Class IV-X Certificates will be rated.

(2)

Based on weighted average information on the assumed collateral as of the Cut-off Date.

(3)

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [5.361]%.  After the first distribution date, the per annum pass-through rate on these certificates will equal the weighted average of the net interest rates of the group I, group II and group III mortgage loans less 0.02%.

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October 7, 2002

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

II.

COLLATERAL SUMMARY

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE OCTOBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[5.380]%	Average Loan Balance	$[393,345]
WA Net WAC	[4.975]%	Maximum Loan Balance	$[1,135,000]
WA Gross Margin	[2.275]%	California Concentration	[48.64]
WA Net Margin	[1.870]%	WA Original LTV	[73.37]
Index: 1 Year LIBOR	[37.86]%	WA Credit Score	[724]
6 Mth LIBOR	[56.39]%
1 Year Treas	[5.76]%
WA Months to Reset	[34]	Full Doc	[58.09]%
WAM	[358]	Reduced Doc	[41.91]%

LOAN GROUP II COLLATERAL DETAILS
WAC	[5.991]%	Average Loan Balance	$[394,199]
WA Net WAC	[5.570]%	Maximum Loan Balance	$[1,200,000]
WA Gross Margin	[2.279]%	California Concentration	[78.24]%
WA Net Margin	[1.858]%	WA Original LTV	[76.54]%
Index: 6 Mth LIBOR	[97.27]%	WA Credit Score	[712]
1 Year Treas	[2.73]%
WA Months to Reset	[59]	Full Doc	[28.53]%
WAM	[359]	Reduced Doc	[70.93]%

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CSFB 2002-AR28

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

LOAN GROUP III COLLATERAL DETAILS
WAC	[5.754]%	Average Loan Balance	$[401,159]
Net WAC	[5.434]%	Maximum Loan Balance	$[982,500]
Gross Margin	[2.253]%	California Concentration	[36.96]%
Net Margin	[1.933]%	WA Original LTV	[66.29]%
Index: 1 Year LIBOR	[98.75]%	WA Credit Score	[741]
1 Year Treasury	[1.25]%
WA Months to Reset	[83]	Full Doc	[58.66]%
WAM	[356]	Reduced Doc	[35.70]%

CREDIT

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CSFB 2002-AR28

October 7, 2002

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE OCTOBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

AGGREGATE LOAN GROUPS I-III COLLATERAL DETAILS
WAC	[5.763]%	Average Loan Balance	$[396,495]
WA Net Rate	[5.361]%	Maximum Loan Balance	$[1,200,000]
WA Gross Margin	[2.274]%	California Concentration	[62.92]%
WA Net Margin	[1.873]%	WA Original LTV	[74.07]%
Index: 6 Mth LIBOR	[70.39]%	WA Credit Score	[720]
1 Year LIBOR	[26.13]%
1 Year Treas	[3.49]%
WA Months to Reset	[54]	Full Doc	[42.25]%
WAM	[358]	Reduced Doc	[56.65]%

LOAN GROUP IV COLLATERAL DETAILS
WAC	[7.275]%	Average Loan Balance	$[ 441,928]
WA Net Rate	[6.988]%	Maximum Loan Balance	$[ 2,498,365]
WA Gross Margin	[3.854]%	California Concentration	[55.61]%
WA Net Margin	[3.568]%	WA Original LTV	[76.02]%
Index: 6 Mth LIBOR	[98.52]%	WA Credit Score	[691]
1 Year Treas	[1.48]%
WA Months to Reset	[33]
WAM	[357]	Full Doc	[23.54]%
		Reduced Doc	[49.96]%

CREDIT

| FIRST

CSFB 2002-AR28

October 7, 2002

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

III.

NET FUNDS CAP

Group IV Net Funds Cap:

The annual pass-through rate on each Class of the Group IV Certificates is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group IV mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group IV Certificates is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group IV Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class IV-X Certificates.

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PRELIMINARY COMPUTATIONAL MATERIALS

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IV.

CREDIT ENHANCEMENT (Groups I-III)

Subordination:

The Group I, Group II and Group III Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II and III mortgage loans prior to the Group I, Group II and Group III Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II and, III, will initially equal [5.00%]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [2.80]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [1.75]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [1.00]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II and III mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II and Group III Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.

If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan group I, loan group II and loan group III mortgage loans may be used to pay principal or interest, or both, to Senior Certificates unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II and III; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II or Group III Certificates for these types of losses.

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PRELIMINARY COMPUTATIONAL MATERIALS

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IV.

CREDIT ENHANCEMENT (Group IV)

Overcollateralization:

The group IV mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group IV Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group IV Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group IV mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group IV mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group IV mortgage loans.

Subordination:

The Class IV-A-1 Certificates will have a payment priority over the Group IV Subordinate Certificates.  Each class of Group IV Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group IV mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group IV Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group IV Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I, group II and group III mortgage loans will be allocated to Group IV available funds increasing available excess interest.  These interest payments will be added to the Group IV available funds concurrently with interest distributions being made on the Group I, II and III Certificates.

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

V.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR28.
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Sellers:	DLJ Mortgage Capital, Inc.; Bank of America, N.A.; WMMSC.
Servicers:	Fairbanks Capital Corp. (“Fairbanks”); Bank of America, N.A.; WMMSC.
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston Corporation.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	October 1, 2002.
Pricing Date:	On or about October [ ], 2002.
Closing Date:	On or about October 30, 2002.
Settlement Date:	On or about October 31, 2002.
Offered Certificates:

Class I-A-1 and Class AR Certificates (the “Group I Certificates”);

Class II-A-1 (the “Group II Certificates”);

Class III-A-1 (the “Group III Certificates”);

Class IV-A-1 (the “Group IV Senior Certificates”);

Class IV-M-1 and Class IV-M-2 Certificates (the “Group IV Subordinate Certificates”, and together with the Group IV Senior Certificates and the Class IV-X Certificates, the “Group IV Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates and Group IV Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group IV Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class IV-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in October 2002.
Accrual Periods:

For any distribution date, the offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the Group IV Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

Delay Days:	24 days, except for the Group IV Certificates, which have a 0 day delay.

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Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II and group III mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group I, group II and group III mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III and Group C-B Certificates.  On any distribution date on which the aggregate outstanding stated principal balance of the group IV mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group IV mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group IV Certificates.

Pricing Speeds (CPR):	Group I: 25%; Group II: 25%; Group III: 25%; Group IV: 25%.
Certificate Ratings:

The offered certificates are expected to be rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by only one of Moody’s or S&P.

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, subject to certain considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[568,152,804] and consists of approximately [1,413] adjustable rate mortgage loans (with an initial fixed rate period of generally [two, three, five or seven] years) secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust either semi-annually or annually based on an index plus a margin.  The mortgage pool consists of four groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of three years; Group II is generally comprised of mortgage loans with an initial fixed rate period of five years; Group III is generally comprised of mortgage loans with an initial fixed rate period of seven years; Group IV is generally comprised of mortgage loans with an initial fixed rate period of [two, three or five] years.  NOTE:  Information contained herein reflects the October 1, 2002 Cut-off Date scheduled balances.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group I	[394]	$[156,947,899]
Group II	[671]	$[264,507,788]
Group III	[174]	$[69,801,694]
Group IV	[174]	$[76,895,423]

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

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SMMEA:

The Senior Certificates, Class C-B-1 Certificates, and the Class IV-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The offered certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

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Priority of Distributions (Groups I - III):	Distribution will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I-III)”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I - III):

On each distribution date, an amount up to the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until its Class Principal Balance has been reduced to zero;

2.

Second, to the Class I-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the amount of the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.

Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

CREDIT

| FIRST

CSFB 2002-AR28

October 7, 2002

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

Distributions of Principal (Group IV):

The Principal Payment Amount will be paid on each distribution date as follows:

I. On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IV-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IV-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IV)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IV-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IV-M-1 Certificates, the Class IV-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IV-M-2 Certificates, the Class IV-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IV)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

CREDIT

| FIRST

CSFB 2002-AR28

October 7, 2002

SUISSE

| BOSTON

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

Distribution of Monthly Excess Cashflow (Group IV):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group IV Certificates equals the Aggregate Loan Balance of the group IV mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group IV Certificates, in the following order of priority:

(a)

to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class IV-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class IV-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group IV)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class IV-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)    to the Class IV-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)    to the Class IV-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)    to the Class IV-M-1 Certificates, any Carryforward Interest for such class;

(6)    to the Class IV-M-1 Certificates, any Deferred Amount for such class;

(7)    to the Class IV-M-2 Certificates, any Carryforward Interest for such class;

(8)    to the Class IV-M-2 Certificates, any Deferred Amount for such class;

(9)  to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein; and

(10) to the Class IV-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement.

CREDIT

| FIRST

CSFB 2002-AR28

October 7, 2002

SUISSE

| BOSTON

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

VI.

COLLATERAL DETAILS

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE SEPTEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

CREDIT

| FIRST

CSFB 2002-AR28

October 7, 2002

SUISSE

| BOSTON

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

VII.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mail to: brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mail to: brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3734	212-743-5384	mail to: brian.murphy.2@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mail to: john.p.graham@csfb.com
Kari Roberts Managing Director	212-325-7191	212-743-5183	mail to: kari.roberts@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Keat Leong Associate	212-538-6565	212-325-8334	mail to: keat.leong@csfb.com

CSFB-2002-AR28-G3-P1 - Price/Yield - IIIA1         CSFB 2002-AR28 CLASS  III-A-1

Balance	$82,848,000.00	Delay	0	Index	LIBOR_1MO | 1.8	WAC(3)	7.3336
Coupon*	2.3	Dated	10/30/2002	Mult / Margin	1 / 0.50	NET(3)	7.055457
Settle	10/31/2002	First Payment	11/25/2002	HARD CAP	11.00	WAM(3)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.

RUN TO THE GROUP III 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311	2.311	Yield
100-00	50	50	50	50	50	50	50	50	50	50	Disc Margin

WAL	7.18	3.84	3.48	3.04	2.47	2.05	1.73	1.47	1.25	0.92
Mod Durn	6.29	3.56	3.25	2.86	2.36	1.97	1.67	1.42	1.22	0.91
Principal Window	Nov02 - Feb24	Nov02 - Feb15	Nov02 - Jan14	Nov02 - Aug12	Nov02 - Nov10	Nov02 - Jul09	Nov02 - Jul08	Nov02 - Sep07	Nov02 - Jan07	Nov02 - Jan06
Accrued Interest	5293.07	5293.07	5293.07	5293.07	5293.07	5293.07	5293.07	5293.07	5293.07	5293.07

LIBOR_1MO	1.8	1.8	1.8	1.8	1.8	1.8	1.8	1.8	1.8	1.8
LIBOR_6MO	1.705	1.705	1.705	1.705	1.705	1.705	1.705	1.705	1.705	1.705
LIBOR_1YR	1.775	1.775	1.775	1.775	1.775	1.775	1.775	1.775	1.775	1.775
CMT_1YR	1.642	1.642	1.642	1.642	1.642	1.642	1.642	1.642	1.642	1.642

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR28-G3-P1 - Price/Yield - IIIM1       CSFB 2002-AR28 CLASS  III-M-1

Balance	$2,398,000.00	Delay	0	Index	LIBOR_1MO | 1.8	WAC(3)	7.3336
Coupon*	2.85	Dated	10/30/2002	Mult / Margin	1 / 1.05	NET(3)	7.055457
Settle	10/31/2002	First Payment	11/25/2002	HARD CAP	11.00	WAM(3)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.

RUN TO THE GROUP III 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.867	2.867	2.867	2.867	2.867	2.867	2.867	2.867	2.867	2.867	Yield
100-00	105	105	105	105	105	105	105	105	105	105	Disc Margin

WAL	12.2	6.58	5.99	5.29	4.51	4.02	3.74	3.59	3.57	3.24
Mod Durn	10.08	5.91	5.43	4.86	4.2	3.78	3.54	3.41	3.39	3.09
Principal Window	Aug08 - Feb24	Nov05 - Feb15	Nov05 - Jan14	Nov05 - Aug12	Nov05 - Nov10	Dec05 - Jul09	Dec05 - Jul08	Jan06 - Sep07	Feb06 - Jan07	Jan06 - Jan06
Accrued Interest	189.84	189.84	189.84	189.84	189.84	189.84	189.84	189.84	189.84	189.84

LIBOR_1MO	1.8	1.8	1.8	1.8	1.8	1.8	1.8	1.8	1.8	1.8
LIBOR_6MO	1.705	1.705	1.705	1.705	1.705	1.705	1.705	1.705	1.705	1.705
LIBOR_1YR	1.775	1.775	1.775	1.775	1.775	1.775	1.775	1.775	1.775	1.775
CMT_1YR	1.642	1.642	1.642	1.642	1.642	1.642	1.642	1.642	1.642	1.642

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR28-G3-P1 - Price/Yield - IIIM2        CSFB 2002-AR28 CLASS  III-M-2

Balance	$1,962,802.00	Delay	0	Index	LIBOR_1MO | 1.8	WAC(3)	7.3336
Coupon*	3.8	Dated	10/30/2002	Mult / Margin	1 / 2.0	NET(3)	7.055457
Settle	10/31/2002	First Payment	11/25/2002	HARD CAP	11.00	WAM(3)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.

RUN TO THE GROUP III 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	3.83	3.83	3.83	3.83	3.83	3.83	3.83	3.83	3.83	3.83	Yield
100-00	200	200	200	200	200	200	200	200	200	200	Disc Margin

WAL	10.53	5.57	5.06	4.49	3.85	3.49	3.28	3.19	3.17	3.19
Mod Durn	8.49	4.94	4.54	4.08	3.55	3.25	3.07	2.99	2.98	2.99
Principal Window	Aug08 - Oct20	Nov05 - Oct12	Nov05 - Nov11	Nov05 - Sep10	Nov05 - Apr09	Nov05 - Mar08	Nov05 - May07	Nov05 - Oct06	Nov05 - Mar06	Nov05 - Jan06
Accrued Interest	207.18	207.18	207.18	207.18	207.18	207.18	207.18	207.18	207.18	207.18

LIBOR_1MO	1.8	1.8	1.8	1.8	1.8	1.8	1.8	1.8	1.8	1.8
LIBOR_6MO	1.705	1.705	1.705	1.705	1.705	1.705	1.705	1.705	1.705	1.705
LIBOR_1YR	1.775	1.775	1.775	1.775	1.775	1.775	1.775	1.775	1.775	1.775
CMT_1YR	1.642	1.642	1.642	1.642	1.642	1.642	1.642	1.642	1.642	1.642

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB 2002-AR28, Group 3 Summary

No of Loans: 252
Total Scheduled Balance: 87,208,802.28
Avg Scheduled Balance: 346,066.68
Maximum Scheduled Balance: 2,495,060.66
WAC: 7.33356
WA/Net/Rate: 7.05282
WA/Gross/Margin: 3.96267
WA/Total Fees: 0.28074
WAM: 357
MTHSNRA: 33
Season: 3
Wgt Avg LTV: 77.129
% in California: 54.339
FICO: 689

		Total
	No of	Scheduled
Index Type	Loans	Balance	%
Treasury - 1 Year	4	1,130,617.27	1.3
Libor - 6 Month	248	86,078,185.01	98.7
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Gross Margin	Loans	Balance	%
2.001 - 3.000	59	30,363,523.85	34.8
3.001 - 4.000	13	4,850,261.59	5.6
4.001 - 5.000	168	50,022,996.28	57.4
5.001 - 6.000	4	773,416.60	0.9
6.001 - 7.000	7	1,164,751.52	1.3
7.001 - 8.000	1	33,852.44	0
Total:	252	87,208,802.28	100
Wgt Avg: 3.963

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 100	2	231,611.84	0.3
551 - 579	2	240,409.46	0.3
580 - 619	27	6,195,826.79	7.1
620 - 659	60	15,342,834.08	17.6
660 - 699	80	30,535,795.83	35
700 - 729	37	16,552,681.25	19
730 >=	44	18,109,643.03	20.8
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Gross Rate	Loans	Balance	%
4.501 - 4.750	2	862,163.81	1
5.501 - 5.750	1	345,283.82	0.4
5.751 - 6.000	5	1,743,832.06	2
6.001 - 6.250	18	8,726,384.98	10
6.251 - 6.500	13	6,403,430.27	7.3
6.501 - 6.750	15	5,180,764.20	5.9
6.751 - 7.000	24	9,410,336.13	10.8
7.001 - 7.250	20	8,054,958.99	9.2
7.251 - 7.500	31	12,497,254.25	14.3
7.501 - 7.750	30	8,647,137.67	9.9
7.751 - 8.000	22	5,498,607.66	6.3
8.001 - 8.250	30	11,544,023.74	13.2
8.251 - 8.500	17	3,497,948.63	4
8.501 - 8.750	6	1,287,266.31	1.5
8.751 - 9.000	9	1,520,128.22	1.7
9.001 - 9.250	5	1,483,381.62	1.7
9.251 - 9.500	1	128,850.27	0.1
9.501 - 9.750	1	33,852.44	0
9.751 - 10.000	1	87,469.71	0.1
10.001 - 10.250	1	255,727.50	0.3
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Net Rate	Loans	Balance	%
4.001 - 4.250	1	364,058.51	0.4
4.251 - 4.500	1	498,105.30	0.6
5.251 - 5.500	2	524,630.56	0.6
5.501 - 5.750	5	2,563,513.38	2.9
5.751 - 6.000	18	7,973,434.51	9.1
6.001 - 6.250	16	7,051,300.11	8.1
6.251 - 6.500	11	4,286,816.77	4.9
6.501 - 6.750	26	10,033,837.18	11.5
6.751 - 7.000	18	7,431,457.94	8.5
7.001 - 7.250	32	12,602,641.72	14.5
7.251 - 7.500	31	8,680,292.21	10
7.501 - 7.750	25	5,956,142.46	6.8
7.751 - 8.000	33	12,054,846.41	13.8
8.001 - 8.250	14	3,216,093.25	3.7
8.251 - 8.500	5	1,216,100.75	1.4
8.501 - 8.750	6	1,044,156.76	1.2
8.751 - 9.000	4	1,205,474.54	1.4
9.001 - 9.250	1	128,850.27	0.1
9.251 - 9.500	1	33,852.44	0
9.501 - 9.750	1	87,469.71	0.1
9.751 - 10.000	1	255,727.50	0.3
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Months to Next Rate Adj.	Loans	Balance	%
4	1	13,031.27	0
5	1	87,469.71	0.1
9	1	498,105.30	0.6
10	1	364,058.51	0.4
12	2	186,031.83	0.2
13	1	125,924.46	0.1
14	1	245,861.99	0.3
15	3	300,788.37	0.3
16	2	406,757.35	0.5
17	4	611,605.76	0.7
18	1	223,212.50	0.3
19	6	807,894.46	0.9
20	22	6,007,764.73	6.9
21	66	22,593,134.35	25.9
22	38	10,832,906.37	12.4
23	4	1,062,363.66	1.2
28	2	1,052,080.43	1.2
30	2	324,714.82	0.4
31	1	363,531.31	0.4
32	6	3,554,465.11	4.1
33	21	8,233,676.90	9.4
34	5	1,733,970.92	2
35	9	4,402,432.10	5
36	1	360,000.00	0.4
47	1	641,415.81	0.7
52	1	894,538.19	1
53	1	457,378.67	0.5
55	7	2,126,545.40	2.4
56	17	4,871,060.67	5.6
57	17	11,810,703.42	13.5
58	7	2,015,377.91	2.3
Total:	252	87,208,802.28	100
Wtd. Avg.: 33

		Total
	No of	Scheduled
Next Rate Adj. Date	Loans	Balance	%
2003-01	1	13,031.27	0
2003-03	1	87,469.71	0.1
2003-07	1	498,105.30	0.6
2003-08	1	364,058.51	0.4
2003-10	2	186,031.83	0.2
2003-11	1	125,924.46	0.1
2003-12	1	245,861.99	0.3
2004-01	3	300,788.37	0.3
2004-02	2	406,757.35	0.5
2004-03	4	611,605.76	0.7
2004-04	1	223,212.50	0.3
2004-05	6	807,894.46	0.9
2004-06	20	4,770,135.42	5.5
2004-07	68	23,830,763.66	27.3
2004-08	38	10,832,906.37	12.4
2004-09	4	1,062,363.66	1.2
2005-02	2	1,052,080.43	1.2
2005-04	2	324,714.82	0.4
2005-05	1	363,531.31	0.4
2005-06	6	3,554,465.11	4.1
2005-07	21	8,233,676.90	9.4
2005-08	5	1,733,970.92	2
2005-09	9	4,402,432.10	5
2005-10	1	360,000.00	0.4
2006-09	1	641,415.81	0.7
2007-02	1	894,538.19	1
2007-03	1	457,378.67	0.5
2007-05	7	2,126,545.40	2.4
2007-06	16	4,521,710.67	5.2
2007-07	18	12,160,053.42	13.9
2007-08	7	2,015,377.91	2.3
Total:	252	87,208,802.28	100
WA Adjustment Date: 2005-06-24

Wgt Avg: 7.053

		Total
	No of	Scheduled
First Periodic Rate Cap	Loans	Balance	%
1	1	309,302.97	0.4
1.5	1	107,648.01	0.1
2	4	999,374.22	1.1
3	171	51,642,517.26	59.2
3.05	1	157,052.51	0.2
4	1	101,968.42	0.1
5	63	30,214,379.08	34.6
6	10	3,676,559.81	4.2
Total:	252	87,208,802.28	100
Wgt Avg: 3.800

		Total
	No of	Scheduled
Periodic Rate Cap	Loans	Balance	%
1	240	84,987,593.40	97.5
1.5	2	195,117.72	0.2
2	9	1,846,744.42	2.1
10	1	179,346.74	0.2
Total:	252	87,208,802.28	100
Wgt Avg: 1.041

		Total
	No of	Scheduled
Maximum Rate	Loans	Balance	%
9.991 - 10.990	6	2,581,777.13	3
10.991 - 11.990	32	12,527,097.35	14.4
11.991 - 12.990	108	41,010,562.02	47
12.991 >=	106	31,089,365.78	35.6
Total:	252	87,208,802.28	100
Wgt Avg: 12.638

		Total
	No of	Scheduled
Prepayment Penalty Term	Loans	Balance	%
0	143	52,538,737.95	60.2
12	8	2,893,733.15	3.3
24	74	25,170,073.51	28.9
36	14	2,941,681.51	3.4
6	1	548,639.61	0.6
60	12	3,115,936.55	3.6
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
State	Loans	Balance	%
California	111	47,387,966.56	54.3
New York	8	6,518,433.46	7.5
New Jersey	10	4,175,543.35	4.8
Illinois	17	3,474,482.79	4
Nevada	10	2,972,895.00	3.4
Colorado	8	2,838,623.73	3.3
Arizona	9	2,381,178.16	2.7
Maryland	5	2,190,322.07	2.5
Pennsylvania	8	2,169,478.31	2.5
Connecticut	3	2,103,680.49	2.4
Other	63	10,996,198.36	12.6
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
0.01 - 50,000.00	5	185,196.75	0.2
50,000.01 - 300,700.00	121	19,050,523.28	21.8
300,700.01 - 650,000.00	99	42,066,070.14	48.2
650,000.01 - 900,000.00	11	8,882,876.28	10.2
900,000.01 - 1,250,000.00	15	14,529,075.17	16.7
2,000,000.01 >=	1	2,495,060.66	2.9
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Original Term	Loans	Balance	%
181 - 300	1	13,031.27	0
301 - 360	251	87,195,771.01	100
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Stated Remaining Term	Loans	Balance	%
<= 180	1	13,031.27	0
281 - 320	1	87,469.71	0.1
321 - 360	250	87,108,301.30	99.9
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Original LTV - Given	Loans	Balance	%
50.001 - 55.000	5	2,244,495.51	2.6
55.001 - 60.000	10	9,118,109.19	10.5
60.001 - 65.000	8	4,601,952.37	5.3
65.001 - 70.000	9	4,834,590.13	5.5
70.001 - 75.000	16	8,193,532.75	9.4
75.001 - 80.000	115	39,737,990.58	45.6
80.001 - 85.000	9	2,112,232.96	2.4
85.001 - 90.000	41	9,701,256.44	11.1
90.001 - 95.000	38	6,535,792.08	7.5
95.001 - 100.000	1	128,850.27	0.1
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	64	18,387,256.91	21.1
Reduced	81	39,907,489.32	45.8
No Ratio	19	6,539,570.99	7.5
No Income/ No Asset	38	11,704,216.50	13.4
Stated Income / Stated Assets	50	10,670,268.56	12.2
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	164	51,206,483.31	58.7
Refinance - Rate Term	21	7,548,718.83	8.7
Refinance - Cashout	67	28,453,600.14	32.6
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	156	53,258,302.33	61.1
Condo	16	3,781,428.06	4.3
2-4 Family	20	8,570,108.78	9.8
PUD	57	21,316,223.99	24.4
Manufactured Housing	3	282,739.12	0.3
Total:	252	87,208,802.28	100

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	210	72,549,425.82	83.2
Second Home	12	4,409,043.08	5.1
Investment	30	10,250,333.38	11.8
Total:	252	87,208,802.28	100